Tema U.S. Manufacturing & Reshoring ETF

(Formerly the Tema American Reshoring ETF)

a series of Tema ETF Trust

Supplement dated June 22, 2026 to the

Prospectus, Summary Prospectus, and Statement of Additional Information ("SAI")

dated June 27, 2025 as amended February 9, 2026 and June 1, 2026

Effective June 22, 2026 the ticker symbol for the Tema U.S. Manufacturing & Reshoring ETF (the “Fund”) is changed from RSHO to WELD. Accordingly, all references to RSHO in the Fund’s Prospectus, Summary Prospectus and SAI are hereby replaced with WELD.

This Supplement and the Prospectus, Summary Prospectus and SAI dated June 27, 2025 as amended February 9, 2026 and June 1, 2026, provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at 1.888.744.1377.